                                  Exhibit 99.3

      Series 2001-2 Monthly Certificateholders' Statement for the month of
                                 February 2002

                                                                   Series 2001-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

     Date of the Certificate                       March 10, 2002
     Monthly Period ending                      February 28, 2002
     Determination Date                            March 10, 2002
     Distribution Date                             March 15, 2002

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                                                           General
====================================================================================================================================
101  Amortization Period                                                                                 No          101
102  Early Amortization Period                                                                           No          102
103  Class A Investor Amount paid in full                                                                No          103
104  Class B Investor Amount paid in full                                                                No          104
105  Collateral Interest Amount paid in full                                                             No          105
106  Saks Incorporated is the Servicer                                                                   Yes         106

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                                                        Investor Amount
====================================================================================================================================

                                                                                                  as of the end of
                                                                  as of the end of the              the relevant
                                                                  prior Monthly Period             Monthly Period
                                                                  --------------------             --------------
107  Series 2001-2 Investor Amount                                   $ 434,250,000    107(a)       $ 450,000,000     107(b)
108  Class A Investor Amount                                         $ 333,000,000    108(a)       $ 333,000,000     108(b)
109  Class B Investor Amount                                         $  36,000,000    109(a)       $  36,000,000     109(b)
110  Class C Investor Amount                                         $  65,250,000    110(a)       $  65,250,000     110(b)
111  Class D Investor Amount                                         $  15,750,000    111(a)       $  15,750,000     111(b)

112  Series 2001-2 Adjusted Investor Amount                          $ 450,000,000    112(a)       $ 450,000,000     112(b)
113  Class A Adjusted Investor Amount                                $ 333,000,000    113(a)       $ 333,000,000     113(b)
114  Principal Account Balance with respect to
     Class A                                                         $           -    114(a)       $           -     114(b)
115  Class B Adjusted Investor Amount                                $  36,000,000    115(a)       $  36,000,000     115(b)
116  Principal Account Balance with respect to
     Class B                                                         $           -    116(a)       $           -     116(b)
117  Class C Adjusted Investor Amount                                $  65,250,000    117(a)       $  65,250,000     117(b)
118  Principal Account Balance with respect to
     Class C                                                         $           -    118(a)       $           -     118(b)
119  Class D Investor Amount                                         $  15,750,000    119(a)       $  15,750,000     119(b)


                                                                                                 for the relevant
                                                                                                  Monthly Period
                                                                                                 ----------------
120  Series 2001-2 average Adjusted Investor Amount                                                $ 450,000,000     120
121  Class A average Adjusted Investor Amount                                                      $ 333,000,000     121
122  Class B average Adjusted Investor Amount                                                      $  36,000,000     122
123  Class C average Adjusted Investor Amount                                                      $  65,250,000     123
124  Class D average Investor Amount                                                               $  15,750,000     124

125  Class A Certificate Rate                                                                           2.08750%     125
126  Class B Certificate Rate                                                                           2.49750%     126
127  Class C Certificate Rate                                                                           3.34750%     127

                                                                                                  as of the end of
                                                                      for the relevant              the relevant
                                                                       Monthly Period              Monthly Period
                                                                      ----------------            ----------------
128  Series 2001-2 Investor Percentage with respect
     to Finance Charge Receivables                                         35.72%     128(a)            38.73%       128(b)
129  Class A                                                               26.43%     129(a)            28.66%       129(b)
130  Class B                                                                2.86%     130(a)             3.10%       130(b)
131  Class C                                                                5.18%     131(a)             5.62%       131(b)
132  Class D                                                                1.25%     132(a)             1.36%       132(b)

133  Series 2001-2 Investor Percentage with respect
     to Principal Receivables                                              35.72%     133(a)            38.73%       133(b)
134  Class A                                                               26.43%     134(a)            28.66%       134(b)
135  Class B                                                                2.86%     135(a)             3.10%       135(b)
136  Class C                                                                5.18%     136(a)             5.62%       136(b)
137  Class D                                                                1.25%     137(a)             1.36%       137(b)

138  Series 2001-2 Investor Percentage with respect
     to Allocable Amounts                                                  35.72%     138(a)            38.73%       138(b)
139  Class A                                                               26.43%     139(a)            28.66%       139(b)
140  Class B                                                                2.86%     140(a)             3.10%       140(b)
141  Class C                                                                5.18%     141(a)             5.62%       141(b)
142  Class D                                                                1.25%     142(a)             1.36%       142(b)

                                                                                                               Page 1 of 5

                                                                                                                       Series 2001-2

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                                                    Series 2001-2 Investor Distributions
====================================================================================================================================

143 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                                             $          -       143
144 Class A distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                                 $          -       144
145 Class B distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                                 $          -       145
146 Class C distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                                 $          -       146
147 Class D distribution of collections of Principal Receivables
    per $1,000 of original principal amount                                                                 $          -       147
147 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                                               $       1.62       147
148 Class B distribution attributable to interest per $1,000
    of original principal amount                                                                            $       1.94       148
149 Class C distribution attributable to interest per $1,000
    of original principal amount                                                                            $       2.60       149
150 Class D distribution attributable to interest per $1,000
    of original principal amount                                                                            $          -       150
151 Monthly Servicing Fee for the next succeeding Distribution
    Date per $1,000 of original principal amount                                                            $       1.67       151
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                                                 Collections Allocated to Series 2001-2
====================================================================================================================================


152 Series allocation of collections of Principal Receivables                                               $ 85,578,287       152
153 Class A                                                                                                 $ 63,327,932       153
154 Class B                                                                                                 $  6,846,263       154
155 Class C                                                                                                 $ 12,408,852       155
156 Class D                                                                                                 $  2,995,240       156

157 Series allocation of collections of Finance Charge Receivables                                          $  8,625,735       157
158 Class A                                                                                                 $  6,383,044       158
159 Class B                                                                                                 $    690,059       159
160 Class C                                                                                                 $  1,250,732       160
161 Class D                                                                                                 $    301,901       161

    Available Funds
    ---------------
162 Class A Available Funds                                                                                 $  6,383,044       162
163 The amount to be withdrawn from the Reserve
    Account to be included in Class A Available funds                                                       $          -       163
164 Principal Investment Proceeds to be included in Class A
    Available Funds                                                                                         $          -       164
165 The amount of investment earnings on amounts held
    in the Reserve Account to be included in Class A
    Available funds                                                                                         $          -       165

166 Class B Available Funds                                                                                 $    690,059       166
167 The amount to be withdrawn from the Reserve Account
    to be included in Class B Available funds                                                               $          -       167
168 Principal Investment Proceeds to be included in Class B
    Available Funds                                                                                         $          -       168

169 Class C Available Funds                                                                                 $  1,250,732       169
170 The amount to be withdrawn from the Reserve Account
    to be included in Collateral Interest Available Funds                                                   $          -       170
171 Principal Investment Proceeds to be included in
    Collateral Interest Available Funds                                                                     $          -       171

172 Class D Available Funds                                                                                 $    301,901       172
------------------------------------------------------------------------------------------------------------------------------------
                                                Application of Collections
====================================================================================================================================

    Class A
    -------
172 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts
    that were due but not paid on a prior Distribution date                                                 $    540,663       172
173 If Saks Incorporated is no longer the Servicer, an amount equal
    to Class A Servicing fee for the related Distribution Date                                              $          -       173
174 Class A Allocable Amount                                                                                $  1,430,468       174
175 An amount to be included in the Excess Spread                                                           $  4,411,913       175


                                                                                                                         Page 2 of 5

                                                                                                                       Series 2001-2

    Class B
    -------
176 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                                       $    69,930        176
177 If Saks Incorporated is no longer the Servicer, an amount
    equal to Class B Servicing fee for the related Distribution Date                                        $         -        177
178 An amount to be included in the Excess Spread                                                           $   620,129        178

    Class C
    -------
179 If Saks Incorporated is no longer the Servicer, an amount
    equal to Class C Servicing fee for the related Distribution Date                                        $         -        179
180 An amount to be included in the Excess Spread                                                           $ 1,250,732        180

    Class D
    -------
181 If Saks Incorporated is no longer the Servicer, an
    amount equal to Class D Servicing fee for the related
    Distribution Date                                                                                       $         -        181
182 An amount to be included in the Excess Spread                                                           $   301,901        182

181 Available Excess Spread                                                                                 $ 6,584,674        181
182 Available Shared Excess Finance Charge Collections                                                      $         -        182
183 Total Cash Flow available for Series 2001-2 waterfall                                                   $ 6,584,674        183

184 Fund any Class A Required Amount                                                                        $         -        184
185 Class A Investor Charge Offs which have not been
    previously reimbursed                                                                                   $         -        185
186 Class B Required Amount to the extent attributable
    to line 176 and line 177                                                                                $         -        186
187 Class B Allocable Amount                                                                                $   154,645        187
188 Excess of the Required Reserve Account Amount over the
    amount held in the Reserve Account                                                                      $         -        188
189 An amount equal to any unreimbursed reductions of the
    Class B Investor Amount, if any, due to: (i) Class B Investor
    Charge Offs; (ii) Reallocated Principal Collections; (iii)
    reallocations of the Class B Investor Amount to the Class A
    Investor Amount                                                                                         $         -        189
190 Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                                       $   169,886        190
191 Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not
    distributed to the Servicer                                                                             $   750,000        191
192 Class C Allocable Amount                                                                                $   280,294        192
193 Class D Allocable Amount                                                                                $    67,657        193
194 Any unreimbursed reductions of the Class C Investor
    Amount, if any, due to: (i) Class C Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    Class C Investor Amount to the Class A or Class B Investor Amount                                       $         -        194
195 Any unreimbursed reductions of the Class D Investor
    Amount, if any, due to: (i) Class D Charge Offs; (ii)
    Reallocated Principal Collections; (iii) reallocations of the
    Class D Investor Amount to the Class A or Class B
    or Class C Investor Amount                                                                              $         -        195
196 Excess of the Required Spread Account Amount over the
    available Spread Account Amount                                                                         $         -        196
197 The aggregate of any other amounts, if any, then due to the
    Collateral Interest                                                                                     $         -        197
198 Shared Excess Finance Charge Collections                                                                $ 5,162,192        198

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                                                Determination of Monthly Principal
====================================================================================================================================

199 Available Principal Collections held in the Collection Account                                          $85,578,287        199
200 Controlled Accumulation Amount for the Monthly Period                                                   $         -        200
201 Deficit Controlled Accumulation Amount                                                                  $         -        201
202 Principal Collections deposited for the Monthly Period                                                  $         -        202

203 Class A Monthly Principal                                                                               $         -        203

204 Class B Monthly Principal (only after payout of Class A or
    the accumulation of the Class A Investor Amount)                                                        $         -        204
205 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    Monthly Principal                                                                                       $85,578,287        205
206 Controlled Deposit Amount less Class A Monthly Principal                                                $         -        206

207 Class C Monthly Principal (only after payout of Class A and
    Class B or the accumulation of the Class A and Class B
    Investor Amount)                                                                                        $         -        207
208 Available Principal Collections held in the Collection
    Account less portion of such Collections applied to Class A
    and Class B Monthly Principal                                                                           $85,578,287        208
209 Controlled Deposit Amount less Class A and Class B
    Monthly Principal                                                                                       $         -        209


                                                                                                                         Page 3 of 5

                                                                                                                       Series 2001-2

210 Class D Monthly Principal (only after payout of Class A and
    Class B or accumulation of the Class A and Class B Investor Amount)                                     $         -       210
211 Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B,
    and CTO Monthly Principal                                                                               $85,578,287       211
212 Controlled Deposit Amount less Class A, Class B, and
    Class C Monthly Principal                                                                               $         -       212

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                                                 Reallocated Principal Collections
====================================================================================================================================



213 Reallocated Principal Collections                                                                       $         -       213
214 Class D Subordinated Principal Collections
    (to the extent needed to fund Required Amounts)                                                         $         -       214
215 Class C Subordinated Principal Collections
    (to the extent needed to fund Required Amounts)                                                         $         -       215
216 Class B Subordinated Principal Collections
    (to the extent needed to fund Required Amounts)                                                         $         -       216

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                                  Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================

                                                                                    %                         Amount
                                                                                ----------                 ------------
217 Series 2001-2 Default Amount                                                  35.72%        217(a)      $ 1,933,065       217(b)
218 Class A Investor Default Amount                                               26.43%        218(a)      $ 1,430,468       218(b)
219 Class B Investor Default Amount                                                2.86%        219(a)      $   154,645       219(b)
220 Class C Investor Default Amount                                                5.18%        220(a)      $   280,294       220(b)
221 Class D Investor Default Amount                                                1.25%        221(a)      $    67,657       221(b)

222 Series 2001-2 Adjustment Amount                                                                         $         -       222
223 Class A Adjustment Amount                                                                               $         -       223
224 Class B Adjustment Amount                                                                               $         -       224
225 Class C Adjustment Amount                                                                               $         -       225
226 Class D Adjustment Amount                                                                               $         -       226

227 Series 2001-2 Allocable Amount                                                                          $ 1,933,065       227
228 Class A Allocable Amount                                                                                $ 1,430,468       228
229 Class B Allocable Amount                                                                                $   154,645       229
230 Class C Allocable Amount                                                                                $   280,294       230
231 Class D Allocable Amount                                                                                $    67,657       231

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                                                           Required Amounts
====================================================================================================================================

231 Class A Required Amount                                                                                 $         -       231
232 Class A Monthly Interest for current Distribution Date                                                  $   540,663       232
233 Class A Monthly Interest previously due but not paid                                                    $         -       233
234 Class A Additional Interest for prior Monthly Period                                                    $         -
    or previously due but not paid                                                                                            234
235 Class A Allocable Amount for current Distribution Date                                                  $ 1,430,468       235
236 Class A Servicing Fee (if Saks Incorporated is
    no longer the Servicer)                                                                                 $         -       236

237 Class B Required Amount                                                                                 $         -       237
238 Class B Monthly Interest for current Distribution Date                                                  $    69,930       238
239 Class B Monthly Interest previously due but not paid                                                    $         -       239
240 Class B Additional Interest for prior Monthly Period or
    previously due but not paid                                                                             $         -       240
241 Class B Servicing Fee (if Saks Incorporated is
    no longer the Servicer)                                                                                 $         -       241
242 Excess of Class B Allocable Amount over funds
    available to make payments                                                                              $         -       242

243 Class C Required Amount                                                                                 $         -       243
244 Class C Monthly Interest for current Distribution Date                                                  $   169,886       244
245 Class C Monthly Interest previously due but not paid                                                    $         -       245
246 Class C Additional Interest for prior Monthly Period or
    previously due but not paid                                                                             $         -       246
247 Class C Servicing Fee (if Saks Incorporated is no
    longer the Servicer)                                                                                    $         -       247
248 Excess of Class C Allocable Amount over funds
    available to make payments                                                                              $         -       248

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                                                   Reduction of Investor Amounts
====================================================================================================================================

    Class A
    -------
249 Class A Investor Amount reduction                                                                       $         -       249
250 Class A Investor Charge Off                                                                             $         -       250

    Class B
    -------
251 Class B Investor Amount reduction                                                                       $         -       251
252 Class B Investor Charge Off                                                                             $         -       252
253 Reductions of the Class B Investor Amount due to
    Class A Allocable Amount                                                                                $         -       253
254 Reallocated Principal Collections applied to Class A                                                    $         -       254


                                                                                                                         Page 4 of 5
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

                                                                                                                       Series 2001-2


    Class C
    -------
255 Class C Investor Amount reduction                                                                        $       -       255
256 Class C Investor Charge Off                                                                              $       -       256
257 Reductions of the Class C Investor Amount due to Class A and Class B
    Allocable Amounts                                                                                        $       -       257
258 Reallocated Principal Collections applied to Class A and Class B                                         $       -       258

    Class D
    -------
259 Class D Investor Amount reduction                                                                        $       -       259
260 Class D Investor Charge Off                                                                              $       -       260
261 Reductions of the Class D Investor Amount due to Class A,
    Class B, or Class C Allocable Amounts                                                                    $       -       261
262 Reallocated Principal Collections applied to Class A,
    Class B, and Class C                                                                                     $       -       262
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                                                           Servicing Fee
====================================================================================================================================

263 Series 2001-2 Servicing Fee                                                                              $ 750,000       263
264 Class A Servicing Fee                                                                                      555,000       264
265 Class B Servicing Fee                                                                                       60,000       265
266 Class C Servicing Fee                                                                                      108,750       266
267 Class D Servicing Fee                                                                                       26,250       267
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                                                          Spread Account
====================================================================================================================================

268 Beginning balance of Spread Account                                                                      $       -       268
269 Required Spread Account Amount                                                                                0          269
270 Required Spread Account Percentage                                                                            0.00%      270
271 Deposits to the Spread Account pursuant to line 188                                                      $       -       271
272 Withdrawals from the Spread Account                                                                      $       -       272
273 Ending balance of Spread Account                                                                         $       -       273

274 Excess Spread Percentage (including Shared Excess
    Finance Charge Collections)                                                                                  14.89%      274
275 Average Excess Spread Percentage                                                                             13.16%      275
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                                                         Reserve Account
====================================================================================================================================

276 Required Reserve Account Amount (if applicable)                                                          $       -       276
277 Reserve Account reinvestment rate (if applicable)                                                        $       -       277
278 Reserve Account reinvestment earnings                                                                    $       -       278
279 Reserve Account balance                                                                                  $       -       279

280 Accumulation Period Length                                                                               12 months       280
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                                                        Excess Spread
====================================================================================================================================

281 Portfolio Yield for Monthly Period (excluding Shared Excess
    Finance Charge Collections from other Series)                                                                19.12%      281
282 Base Rate for Monthly Period                                                                                  4.23%      282
283 Portfolio Yield minus Base Rate for such Monthly Period
    (Portfolio Adjusted Yield)                                                                                   14.89%      283
284 Three month average of Portfolio Yield minus Base Rate                                                       13.16%      284


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
     March, 2002.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
        --------------------------------
     Name:  Scott A. Honnold
     Title: Vice President and Treasurer



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